The Bank of California

                                 CONTINUING GUARANTY

1. INDEBTEDNESS GUARANTEED. For valuable consideration, the sufficiency of which is acknowledged, the undersigned ("Guarantor") unconditionally guarantees and promises to pay to The Bank of California, N.A. ("Bank") on demand, in lawful money of the United States of America, all indebtedness of Hambrecht & Quist Group, a California corporation ("Borrower") to Bank. "Indebtedness" is used herein in its most comprehensive sense and includes all debts, obligations and liabilities of Borrower or any one or more of them to Bank currently existing or now or hereafter made, incurred or created whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others or whether recovery upon such debt may be or become barred by any statute of limitation or otherwise unenforceable. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue increase or otherwise modify the indebtedness or from time to time renew it after it has been satisfied. This guaranty ("Guaranty") may be revoked only by Bank's actual receipt of written notice from Guarantor. Where Bank has a contractual commitment to extend credit, such revocation shall not be effective with respect to indebtedness created under such commitment. This Guaranty shall continue to be effective or be reinstated if at any time any payment of any indebtedness is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor or otherwise, all as though such payment had not been made. Guarantor has derived or expects to derive material financial advantages or other benefits commensurate in value to the obligations and liabilities being undertaken by Guarantor under the terms of this Guaranty.

2. GUARANTOR'S LIABILITY. The liability of Guarantor under this Guaranty shall not exceed at any time an amount equal to the sum of (a) TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00), (b) all interest, fees and charges constituting indebtedness upon or with respect to such amount, (c) Guarantor's obligations to pay attorneys' fees and all other costs and expenses which may be incurred by Bank in the protection, preservation or enforcement of any rights of Bank under this Guaranty, and (d) Guarantor's obligations to reimburse and indemnify Bank hereunder. Bank may permit the indebtedness to exceed Guarantor's liability under this Guaranty, and Guarantor's liability hereunder shall not be affected even if the Indebtedness exceeds any limitations otherwise applicable thereto. Any payment by Guarantor to Bank hereunder shall not reduce its maximum obligation hereunder unless Guarantor has given bank actual written notice that such payment shall have such effect at or prior to the time of such payment. The foregoing limitation of liability applies only to Guarantor's obligations under this Guaranty; unless otherwise specifically agreed in writing, every other guaranty heretofore, now, or hereafter given by Guarantor to Bank with respect to the Indebtedness shall be deemed independent of this Guaranty and every other such guaranty, so that as each such guaranty is enforced or collected upon in a manner that reduces the liability of Guarantor thereunder, the liability of all guarantors on all other guaranties shall remain intact.

3. NATURE OF GUARANTOR'S LIABILITY. Guarantor's obligations and liabilities under this Guaranty are independent of Borrower's obligations and liabilities under any documents evidencing indebtedness ("Loan Documents"), and a separate action or actions may be brought and prosecuted against Guaranty whether action is brought against Borrower or any other guarantor or Person, whether or not any foreclosure has been or is going to be initiated with respect to any security for the Indebtedness, or whether Borrower or any other guarantor or Person are joined in any such action or actions. Recovery realized from any other guarantor of the Indebtedness, or recovery from any source other than a payment by Guarantor, shall be first credited upon this portion of the Indebtedness which exceeds the maximum liability of Guarantor hereunder. As used in this Guaranty, "Person" means any individual or entity, and may include Bank where the construction so allows.

4. GUARANTOR'S AUTHORIZATION. Guarantor authorizes Bank, without notice, demand or consent of any kind, and without affecting Guarantor's liability under this Guaranty, from time to time, to (a) renew, compromise, extend, accelerate or otherwise change any of the terms of the indebtedness or any part, thereof, including changing the rate of interest thereon or the time for payment thereof, (b) accept partial payments on the indebtedness, (c) extend credit to Borrower on an unsecured basis or take security or other support for the obligations evidenced by this Guaranty or the indebtedness, and exchange, enforce, waive or release any such security or other support or any part thereof, (d) accept new or additional documents, instruments or agreements relative to the Indebtedness, (e) apply any security or other support and direct the order or manner of sale or other disposition of such property as Bank, in its sole discretion, may determine, and (f) release or substitute any Person liable on the indebtedness, any other guarantor of the indebtedness, or any other Person providing support for the indebtedness to Bank, this Guaranty, or any other guaranty.

5. WAIVERS. (a) Guarantor waives any and all rights or defenses arising by reason of (1) the absence, impairment or loss of any right of reimbursement, contribution or subrogation, or any other right or remedy of Guarantor against Borrower or any other guarantor or Person, or with respect to any security interest or other support for the Indebtedness, (ii) any disability or other defense of Borrower, or the partial or complete cessation from any cause of this liability of Borrower for the Indebtedness for any reason other than payment in full and final satisfaction, (iii) the application by Borrower of the proceeds of any indebtedness for purposes other than the purposes represented by Borrower to Bank or intended or understood by Bank,
(iv) any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrower or any of the indebtedness by operation of law or otherwise, (v) the statute of limitations in any action under this Guaranty or in any action for the collection of any indebtedness, (vi) the omission of any demand, presentment, protest or notice of any kind, including without limitation notice of the existence, creation, incurring, modification, substitution or renewal of any new or additional indebtedness or of any action or non-action on the part of Borrower, Bank or any other Person in connection with any indebtedness, or (vii) any exchange, release, loss, damage, impairment or non-perfection of any security or support for the Indebtedness, or any release, amendment waiver of or consent to depart from the terms of any security agreement, other support or any other guaranty, for all or any of the Indebtedness.

(b) Guarantor waives all rights to require Bank to (i) seek payment of the indebtedness from Borrower, any other guarantor or Person, or from any collateral securing the indebtedness before enforcing Guarantor's obligations under this Guaranty, (ii) apply any payments from any source in any particular manner, including without limitation to apply any payments to any portion of the indebtedness guaranteed by this Guaranty before applying them to anything else, (iii) give notice to the terms, time and place of any public or private sale of personal property security for the indebtedness or comply with any other provisions of Section 9504 of the Uniform Commercial Code or its equivalent, from time to time in effect in the state governing such security interest, (iv) give notice of any judicial or nonjudicial sale or foreclosure of any real property securing any portion of the Indebtedness, or (v) enforce any remedy which Bank now has or hereafter may have against Borrower, any other guarantor or Person. Guarantor also waives any benefit of, and any right to participate in or direct the application of, any now existing or hereafter acquired security or support for the indebtedness.

(c) Guarantor acknowledges that Guarantor is entitled to reimbursement from Borrower to the extent Guarantor pays the Indebtedness. Nonetheless, until all of the Indebtedness has been paid in full, including without limitation any portion thereof which exceeds the liability of Guarantor under this Guaranty, Guarantor hereby waives any and all rights of reimbursement under any legal doctrine including without limitation subrogation, indemnity, or contribution arising from the existence or performance of this Guaranty which Guarantor now or hereafter may have against Borrower or any Person, or their respective properties, directly or contingently liable for the Indebtedness, or any direct or contingent security for the Indebtedness.

(d) Guarantor waives notice of acceptance of this Guaranty. Without limiting the generality of the waivers contained in this Guaranty, Guarantor waives all rights, defenses, and other benefits under the following statutes, judicial decisions applying these statutes, and further waives all equivalent legal rules in any form in all applicable jurisdictions: California Civil Code sections 2787-2855. Guarantor acknowledges that Bank is relying on all of the waivers contained throughout this Guaranty in creating and continuing the indebtedness, and that these waivers are a material part of the consideration to Bank for creating and continuing the indebtedness.

(e) Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise by the operation of any other law of California or by the operation of any similar law of any other jurisdiction. In the preceding sentence the word "creditor" means Bank, and the word "principal" means Borrower or any person or entity directly or indirectly responsible in any manner for the indebtedness.

6. SECURITY INTEREST. Guarantor hereby grants to Bank a security interest in all moneys, securities and other property of Guarantor now or hereafter in the possession of, or on deposit with, Bank, whether certificated or uncertificated, or held in a general, special, deposit, or safekeeping account, or otherwise and the proceeds thereof. Every such security interest may be exercised without demand upon or notice to Guarantor, except as may be required by law. No security interest shall be deemed waived by any act or failure to act by Bank.

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 7.  SUBORDINATION.  All obligations and liabilities of whatsoever kind
("Third Party Indebtedness") of Borrower to Guarantor now existing or hereafter incurred we hereby subordinated to all indebtedness, and until all Indebtedness has been satisfied in full, no payment shall be made by Borrower or accepted by Guarantor on any Third Party Indebtedness without Bank's prior written consent. Should Guarantor receive any payment or distribution of any kind in conflict with the provisions of this subordination clause, Guarantor shall hold such funds or property as trustee for Bank, and shall pay or transfer to Bank all such funds or property promptly upon receipt on account of the indebtedness, but without reducing or affecting the liability of Guarantor under the other provisions of this Guaranty.

8. DILIGENT INQUIRIES. Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and any other guarantor or Person liable on, or with respect to, any of the indebtedness, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness, and confirms that Bank shall have no duty to advise Guarantor of any such information.

9. AUTHORIZATION OF BORROWER. Where Borrower is a corporation, partnership or other business entity, Bank shall have no duty to inquire into the powers of Borrowers or its officers, directors, partners, trustees, members or agents, acting or purporting to act on Borrower's behalf, and any indebtedness made or created in reliance upon the exercise of such powers shall be covered by this Guaranty. Bank's books and records showing the account between bank and Borrower shall be admissible in any proceeding or action to enforce this Guaranty and shall be conclusive and binding upon Guarantor absent obvious error.

10. MARRIED PERSONS. Any married person who signs this Guaranty agrees that recourse for all obligations created under this Guaranty may be against his or her separate and community property.

11. NOTICES. Any notice given by any party under this Guaranty shall be in writing and personally delivered, sent by United States mail, postage prepaid, or sent by telex or other authenticated message, charges prepaid and addressed as follows:

    TO GUARANTOR:                                TO BANK:
                                                 The Bank of California, N.A.
    Hambrecht & Quist, L. P.,                    San Francisco Regional Office
    a California limited partnership             400 California Street
    One Bush Street                              San Francisco, CA 94104
    San Francisco, CA 94104                      Attn: William E. Hinch
    Attn:                                             Vice President
    FAX No.                                      FAX No. (415) 765-2001

Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the other.

12. BINDING EFFECT. This Guaranty shall be binding upon Guarantor, its permitted successors, representatives and assigns, and shall inure to the benefit of Bank and its successors and assigns; provided, however, that Guarantor may not assign or transfer its obligations under this Guaranty without the prior written consent of Bank. Bank reserves the right to sell, assign, or transfer its rights and powers under this Guaranty in whole or in part without notice to Guarantor. In that connection, Bank may disclose all document and information which Bank now or hereafter may have relating to this Guaranty, Guarantor or Guarantor's operations or finances. Guarantor waives any duty of confidentiality Bank may have with respect to information concerning Guarantor and Guarantor's operations and finances.

13. NO WAIVER. Any waiver, consent or approval of any kind by Bank must be in writing and shall be effective only to the extent set forth in such writing. No failure or delay on the part of Bank in exercising any power, right or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any other power, right or privilege. All rights and remedies existing under this Guaranty are cumulative to, and not exclusive of, any other rights or remedies under contact or applicable law. Guarantor waives all rights and defenses arising from Bank's performance or failure to perform any duty, right or remedy available to it, or Bank's taking, or failing to take any action permitted hereunder.

14. GOVERNING LAW. Except as may be otherwise provided herein, this Guaranty shall be governed by and construed in accordance with the laws in the State of California.

15. INDEMNIFICATION. Guarantor shall pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including without limitation attorneys' fees and costs) and other amounts incurred by Bank and each Agent from (a) the matters contemplated by this Guaranty or by any Loan Document or (b) any contention that Guarantor has failed to comply with any law, rule, regulation, order or directive applicable to Guarantor's business; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all indebtedness.

16. REIMBURSEMENT. Guarantor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expensed or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Guaranty, (b) any workout or attempted workout (c) the rendering of legal advice as to Bank's rights, remedies and obligations hereunder, (d) collecting any sum which becomes due Bank hereunder, (e) any proceeding for declaratory relief, counterclaim to any proceeding, appeal, contempt proceeding, discovery, or post-judgement motion or proceeding of any kind, including without limitation any action taken to collect or enforce any judgement, (f) the protection, preservation or enforcement of any rights of Bank, (g) any motion, proceeding or other activity in connection with a case under Title 11 of the United States Code or any similar law, or (h) garnishment, levy, and third party examinations.

17. MULTIPLE BORROWER/GUARANTOR. When there is more than one Borrower, or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor", respectively, mean all and any one or more of them. All words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require.

18. JOINT AND SEVERAL. Should more than one Person sign this Guaranty as Guarantor, their obligations hereunder shall be joint and several.

19. DISPUTE RESOLUTION. (a) MANDATORY MEDIATION/ARBITRATION. Any controversy or claim between or among the parties, their agents, employees and affiliates, including but not limited to those arising out of or relating to this Guaranty or any related agreements or instruments ("Subject Documents"), including without limitation any claim based on or arising from an alleged tort, shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc. ("JAMS"). If mediation is not used, or if it is used and it fails to resolve the dispute within 30 days from the date AAA or JAMS is engaged, than the dispute shall be determined by arbitration in accordance with the rules of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, notwithstanding any other choice of law provision in the Subject Documents. All statutes of limitations, or any waivers contained herein, which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph (a). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. Judgement upon the award rendered may be entered in any court having jurisdiction. This subparagraph (a) shall apply only if, at the time of the proposed submission to AAA or JAMS, none of the obligations to Bank described in or covered by any of the Subject Documents are secured by real property collateral or, if so secured, all parties consent to such submission.

(b) JURY WAIVER/JUDICIAL REFERENCE. If the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a), but becomes the subject of a judicial action, each party hereby waives its respective right to trial by jury of the controversy or claim. In addition, any party may elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable state reference procedures. The party requesting the reference procedure shall ask AAA or JAMS to provide a panel of retired judges and the court shall select the referee from the designated panel. The referee shall prepare written findings of fact and conclusions of law. Judgement upon the award rendered shall be entered in the court in which such proceeding was commenced.


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(c) PROVISIONAL REMEDIES, SELF HELP, AND FORECLOSURE.  No provision of, or the exercise of any rights under, subparagraph (a) shall limit the right of any party to exercise self help remedies such as setoff, to foreclose against any real or personal property collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any mediation or arbitration. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation or arbitration.

To the extent any provision of this dispute resolution clause is different from the terms of this Guaranty or other Loan Documents, the terms of this dispute resolution clause shall prevail.

20. INTEGRATION; SEVERABILITY; AMENDMENTS. This Guaranty is intended by Guarantor and Bank as the final expression of Guarantor's obligations any liabilities to Bank described herein, and supersedes, all prior understandings or agreements concerning the subject matter hereof. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Guaranty shall remain valid and enforceable. This Guaranty may be amended only by a writing signed by Guarantor and Bank.

All terms and conditions set forth on the Financial Statements addendum/addenda attached to this Guaranty are incorporated by this reference.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of March 21, 1996, and Guarantor acknowledges receiving a copy of this Guaranty.


Hambrecht & Quist, L.P.
a California limited partnership


By: Hambrecht & Quist Group,
    a California corporation, General Partner


    By:  /s/ [ Name Unreadable]
       -----------------------------

    Title:  /s/ VP Finance
          --------------------------


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

If the Guarantor(s) signature cannot be witnessed by the account officer, the Guarantor(s) must have his or her signature notarized or must obtain a signature guaranty of the document from his or her bank.



This is a replacement of that certain Continuing Guaranty dated February 8, 1996, executed by Hambrecht & Quist, L. P., a California limited partnership ("Guarantor").


                                                                Page 3

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THE BANK OF CALIFORNIA


                           ADDENDUM TO CONTINUING GUARANTY
                                 FINANCIAL STATEMENTS


THIS ADDENDUM is attached to and made a part of that certain Continuing Guaranty ("Guaranty") executed by Hambrecht & Quist, L.P., a California limited partnership ("Guarantor") and dated effective as of March 21, 1996 in favor of THE BANK OF CALIFORNIA, N.A. ("Bank"). The following provisions are hereby incorporated into the Guaranty:

    So long as Guarantor is obligated to Bank under the Guaranty, Guarantor shall provide Bank the following financial information, which Guarantor warrants shall be accurate and complete in all material respects and prepared in accordance with generally accepted accounting principles and practices, consistently applied:

    YEAR-END FINANCIAL STATEMENTS

    As soon as available, but no later than 90 days after and as of the end of each financial reporting year, a financial statement of Guarantor prepared and attested by a responsible financial officer of Guarantor as being complete and correct and fairly presenting Guarantor's financial condition and the results of Guarantor's operations to include balance sheet, income statement, and statement of cash flows. Guarantor shall not change its financial reporting year end from the current September 30th without Bank's prior written consent.

    OTHER FINANCIAL INFORMATION. Such other statements, lists of property and accounts, budgets, forecasts, reports or other financial information as Bank may from time to time request.


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